Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)





                  |   (Fixed Income Artwork)
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FIXED INCOME      |   Annual Report
                  |   2002
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                  |   DELAWARE
                  |   Diversified Income Fund



[LOGO] POWERED BY RESEARCH.(SM)

Table
     of Contents


Letter to Shareholders                                          1

Portfolio Management Review                                     3

New at Delaware                                                 5

Performance Summary                                             6

Financial Statements:

  Statement of Net Assets                                       8

  Statement of Operations                                      14

  Statements of Changes
    in Net Assets                                              15

  Financial Highlights                                         16

  Notes to Financial
    Statements                                                 18

  Report of Independent
    Auditors                                                   23

Board of Trustees/Officers                                     24




Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

Delaware Investments
  Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.


Capabilities in all major asset classes

Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o  U.S. growth equity

o  U.S. value equity

o  U.S. fixed income

o  International and global

o  U.S. structured-approach equity products

The Independent Research Advantage

Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors

Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience

Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance

Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service

With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                          Delaware Diversified Income Fund
     to Shareholders                            November 12, 2002




Recap of Events

As the economy continues to recover from the recession that ended late 2001, interest rates remain low and many investors are awaiting new opportunities that may arise in the capital markets over the coming months. Equities trended downward for the better part of this year, leaving stock investors concerned about where the market is headed and when a bottom might occur.

Economic indicators were mixed during the 12-month period ended October 31, 2002 resulting in volatile stock and bond markets that appeared susceptible to further weakness. Consumer confidence declined during the period, while automobile and home sales rose. Consumer spending will be closely monitored as it represents roughly two-thirds of the national gross domestic product (GDP).

In its continuing effort to stimulate the economy, the Federal Reserve left the fed funds rate at 1.75% at their September meeting, then reduced the rate to 1.25% in early November, just after the close of the fiscal year covered in this report. The key interest rate is now at a 41-year low. The Fed's position on interest rates was backed by indications of low inflation pressure along with moderate economic growth.

Reports of missed earnings during the period continued to negatively affect stock market conditions. The lack of any positive momentum concerned investors as the Dow Jones Industrial Average fell to a four-year low in September. Investors who were hesitant to approach equities may have looked toward money market and fixed-income vehicles, many of which offer greater relative security in comparison.

The Lehman Brothers Aggregate Bond Index, a broad index tracking the U.S. investment-grade bond markets, gained +5.89% for the fiscal year ended October 31, 2002. Delaware Diversified Income Fund, which was made available to the retail investing public on October 28, 2002, returned +5.39% (Class A shares at net asset value with distributions reinvested) for the same period. (Performance prior to October 28, 2002 does not reflect the impact of distribution and service (12b-1) fees and the higher management and transfer agency fees currently borne by holders of Class A shares. See introduction to "Fund Performance" on page 6). The Fund's peer group, as measured by the 128 funds composing the Lipper Multi-Sector Income Funds Average, gained +2.79% for the same period.

We are pleased to have Delaware Diversified Income Fund joining our retail mutual fund lineup. We think the Fund offers fixed-income investors an excellent opportunity for pursuing total return through a diversified investment vehicle that tracks the Lehman Brothers Aggregate Bond Index.

Market Outlook

We believe the economy remains poised to continue its slow rebound in the months ahead. We expect to see a recovery in corporate profits eventually take hold and a more stable economic environment develop starting in 2003.

Despite some pressing concerns for the economy currently, we encourage investors to be patient about economic renewal. The business community appears to have become more risk-averse -- a stance that may well prove useful in the long run, but which also portends a gradual recovery. At the same time, current events are weighing on the economy and on investors

Total Return
For the period ended October 31, 2002                        One Year
Delaware Diversified Income Fund -- Class A Shares            +5.39%
Lipper Multi-Sector Income Funds Average (128 funds)          +2.79%
Lehman Brothers Aggregate Bond Index                          +5.89%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance prior to October 28, 2002 does not reflect the impact of distribution and service (12b-1) fees and the higher management and transfer agency fees currently borne by holders of Class A shares. See introduction to "Fund Performance" on page 6. Performance information for all Fund classes and a description of the index can be found on pages 6 and 7. The Lipper Multi-Sector Income Funds Average represents the average return of all multi-sector bond funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

as well. With the possibility of U.S. action against Iraq, and with tensions lingering in the Middle East, outside events continue to play a large role in the current investment setting.

The past fiscal year has caused many investors to reassess their risk tolerance. We reiterate the importance of diversification, and suggest meeting with your financial advisor to reexamine your investment goals. Given their income and total return production, as well as their ability to moderate overall portfolio volatility, we are confident that Delaware Investments' fixed-income funds can maintain a meaningful place in a balanced portfolio structure.

As always, we wish you the best and thank you again for selecting Delaware Investments.

Sincerely,

/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                       Delaware Diversified Income Fund
     Management Review                          November 12, 2002




Fund Managers

Joanna Bates
Senior Portfolio Manager

Paul Grillo
Senior Portfolio Manager

Timothy L. Rabe
Vice President/Portfolio Manager

Upender V. Rao
Portfolio Manager

About Delaware Diversified Income Fund

We are excited about the recent introduction of Delaware Diversified Income Fund to the general investing public. The Fund, which has performed admirably since its inception in December 1997, was previously available only to Delaware Investments' institutional clients.

We believe the Fund rounds out our lineup of retail bond fund offerings, by providing investors with a broadly diversified investment option providing exposure to both the U.S. and foreign fixed-income markets. Managed by the Delaware Investments Fixed Income team, Delaware Diversified Income Fund seeks maximum long-term total return, consistent with reasonable risk.

The Fund allocates its investments principally among three sectors of the fixed-income securities markets: the U.S. investment-grade sector, the U.S. high-yield sector, and the international sector. This large investable universe provides the Fund with a significant degree of market depth, liquidity and diversification. Under normal circumstances, the Fund will invest at least 80 percent of its net assets in fixed-income securities.

We measure the Fund's performance against the Lehman Brothers Aggregate Bond Index, a broad bond market index that tracks more than 6,000 different securities available across the U.S. investment-grade fixed-income markets.

We take a team approach to the investment decision-making process, with each portfolio manager specializing in a specific fixed-income asset class. As a team, we will determine how much of the Fund's assets to allocate to each of the three fixed-income sectors, based on our evaluation of economic and market conditions and our assessment of the return potential from investments in each of the sectors. Under normal circumstances, between 50 and 90 percent of net assets will be invested in U.S. investment-grade securities. Smaller allocations to high-yield bonds and international fixed-income securities will complete the investment mix, providing additional total return opportunities and diversification.

The Fund's Results

For much of our fiscal year, the bond markets witnessed a flight-to-quality trend, as investors showed concerns about the sustainability of the U.S. economic recovery, and the broad equity markets struggled. Prices on U.S. Treasury securities performed very well, and were the real story of the year in the bond markets.

During the fiscal year ended October 31, 2002, Delaware Diversified Income Fund trailed its benchmark index by one half of a percentage point in total return. Delaware Diversified Income Fund posted a +5.39% return (Class A shares at net asset value with distributions reinvested) during the period, while the Lehman Brother Aggregate Bond Index gained +5.89%. (Performance prior to October 28, 2002 does not reflect the impact of distribution and service (12b-1) fees and the higher management and transfer agency fees currently borne by holders of Class A shares. See introduction to "Fund Performance" on page 6). The Lipper Multi-Sector Income Funds Average, which tracks 128 different bond funds investing in multiple sectors, gained just +2.79% for the same period.

Portfolio Highlights

The Fund saw strong performance from its U.S. Treasury holdings during the year, as the struggles of the equity and corporate bond markets provided demand for U.S. government bonds and notes. Our allocation to U.S. Treasuries at fiscal year end reflects a less than bright outlook for these fully valued securities going forward. As of October 31, 2002, the Fund had 12.08% of net assets allocated to U.S. Treasury debt obligations.

As corporate balance sheets continued to solidify during the year, our allocation to corporate debt began to increase as well. We expect to see a return to stronger corporate profitability in 2003. The Fund currently holds bonds from companies in a wide variety of industries, including banking, healthcare and pharmaceuticals, utilities, and retail, to name just a few.

As of fiscal year end, we had committed 17.28% of net assets to high-yield bonds - those securities with credit ratings below BBB (as denoted by credit ratings agency Standard & Poor's) or Baa (as rated by Moody's). During much of the recent fiscal year, investors sought the highest quality fixed-income assets, leaving high-yield bond prices to suffer as a group in comparison to higher quality issues. Going forward, we feel that scenario is likely to eventually change, as corporate credit quality improves along with the economic environment and stronger corporate earnings.

Our non-U.S. assets, which accounted for 19.17% of the Fund's net assets at fiscal year end, were spread across 10 different markets, with the leading country allocations being Germany, Italy, and Austria.

One of our strategies has been to seek return by "rotating" assets from one type of income-producing investment that had performed well to another type of income-producing investment that we believe has superior return potential moving forward. We also attempt to add value through security selection, looking to our team of analysts for deep and insightful credit research. We feel confident that our teams' credit research can be an asset to a Fund that invests in a deep and liquid market. We look to use these skills to our advantage, not only as we pursue total return against the Lehman Brother Aggregate Bond Index, but as we monitor risk within the portfolio.

Outlook

Economic data sent mixed signals in recent months. A stabilizing employment picture and strong housing trends were offset by weak manufacturing numbers and falling consumer confidence. We think that the economy will moderately but steadily improve over the next six to 12 months. We believe that potential conflict with Iraq would slow, but not halt, the ongoing recovery.

We feel that corporate bonds should continue to trend with the equity markets, as the focus is on weaker corporate earnings. We expect issuance of commercial paper to slow going forward. In our opinion, as corporate America continues to focus on balance sheet repair, lower-quality investment-grade corporate bonds offer promising long-term value.

We will continue to monitor the interest rate environment going forward, and assess the macroeconomic environment to determine a proper asset mix for Delaware Diversified Income Fund. We are confident that the Fund's wide investable universe provides ample opportunity for seeking total return, and we think that the Fund can be an excellent vehicle for many investors who are looking for exposure to the fixed-income markets.

New
     at Delaware

--------------------------------------------------------------------------------
Simplify your life.                      [GRAPHIC OMITTED]
   MANAGE YOUR INVESTMENTS               e:delivery logo
                       ONLINE!

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available.

You also get:

o Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday to assist with any questions.

--------------------------------------------------------------------------------

Delaware
     Diversified Income Fund

Fund Basics
As of October 31, 2002

--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks maximum long-term total return, consistent with reasonable risk.

--------------------------------------------------------------------------------
Total Fund Net Assets:
$4.40 million

--------------------------------------------------------------------------------
Number of Holdings:
281

--------------------------------------------------------------------------------
Fund Start Date:
December 29, 1997

--------------------------------------------------------------------------------
Your Fund Managers:
Joanna Bates is a graduate of London University and joined Delaware International Advisers Ltd. in 1997. Previously she was Associate Director, Fixed-Income at Hill Samuel Investment Management Ltd.

Paul Grillo holds a BA in business management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware in 1993, he served as a mortgage strategist and trader at Dreyfus Corporation. Mr. Grillo is a CFA charterholder.

Timothy L. Rabe is Vice President/Portfolio Manager of Delaware's high-yield funds. Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

Upender V. Rao received his MBA from the University of Michigan's Business School and his undergraduate degree in engineering from Indian Institute of Technology, Madras, India. Prior to joining Delaware Investments in 2000, Mr. Rao served as head of emerging markets research and trading at Conseco Capital Management. Previous to his role in emerging markets, Mr. Rao was the head of all energy and basic industry research. Mr. Rao is a CFA charterholder.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DPDFX
Class B  DPBFC
Class C  DPCFX

Fund Performance

On October 28, 2002, the Fund acquired all of the assets and assumed all of the liabilities of the Diversified Core Fixed Income Portfolio of Delaware Pooled Trust (the "Predecessor Fund"). Shareholders of the Predecessor Fund received Class A shares of the Fund in connection with this transaction. As a result of this transaction, Class A shares of the Fund assumed the performance history of the Predecessor Fund for periods prior to the closing date of the transaction. In accordance with current Securities and Exchange Commission requirements, the performance of the Fund for periods prior to October 28, 2002 has been restated to reflect the maximum sales charge applicable to Class A shares, but does not reflect the distribution and service (12b-1) fees and higher management and transfer agency fees borne by Class A shares of the Fund.

Class A shares of the Fund bear the cost of distribution and service fees at the annual rate of up to 0.30% of the average daily net assets of the Class A shares. Shares of the Predecessor Fund were not subject to distribution and service fees. The Fund bears the expense of management fees at the maximum annual rate of 0.55% of the Fund's average daily net assets. The Predecessor Fund had a management fee at the annual rate of 0.43% of its average daily net assets. For transfer agency services, the Fund currently pays an annual dollar charge per account ranging from $3.00 to $19.00 (depending on the type of account), as well as per transaction fees. By contrast, the Predecessor Fund paid a fee at the annual rate of 0.01% of its average daily net assets for transfer agency services. If the current higher expenses of the Fund had been in effect for the Predecessor Fund, the total returns set forth in the table below would have been lower for all periods.

Average Annual Total Returns
Through October 31, 2002                                 Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/29/97)
Excluding Sales Charge                                     +8.18%     + 5.39%
Including Sales Charge                                     +7.11%     + 0.40%
--------------------------------------------------------------------------------
Class C (Est. 10/28/02)
Excluding Sales Charge                                     +1.13%       N/A
Including Sales Charge                                     +0.13%       N/A

   Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class C shares, excluding sales charges, assumes either contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

   The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%. Effective November 18, 2002, the maximum front-end sales charge for Class A shares will decline from a maximum of 4.75% to 4.50%.

* Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

   Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

* Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

   An expense limitation was in effect for all classes of Delaware Diversified Income Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

   The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on distributions or redemptions of Fund shares.

* Given a minimal number of shares for Class B and Institutional Class shares from their inception date to the fiscal year ended date, no performance data will appear in this report.

   Nasdaq Institutional Class symbol: DPFFX

Delaware
     Diversified Income Fund

Performance of a $10,000 Investment
December 29, 1997 (Fund's inception) through October 31, 2002

               Lehman Brothers Aggregate       Delaware Diversified Income Fund
                      Bond Index                      -- Class A Shares
               -------------------------       --------------------------------
Dec '97                                                      $9,525
Dec '97                 $10,000                              $9,514
Apr '98                 $10,208                              $9,973
Oct '98                 $10,774                             $10,208
Apr '99                 $10,848                             $10,704
Oct '99                 $10,831                             $10,717
Apr '00                 $10,984                             $10,873
Oct '00                 $11,621                             $11,530
Apr '01                 $12,344                             $12,435
Oct '01                 $13,313                             $13,234
Apr '02                 $13,311                             $13,372
Oct '02                 $14,097                             $13,948

Chart assumes $10,000 invested on December 29, 1997 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance prior to October 28, 2002 does not reflect the impact of distribution and service (12b-1) fees and the higher management and transfer agency fees currently borne by holders of Class A shares. See introduction to "Fund Performance" on page 6. Performance of other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Aggregate Bond Index at that month's end, December 31, 1997. After December 31, 1997, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad investment-grade U.S. bond markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Past performance is not a guarantee of future results. You cannot invest directly in an index.

Statement                                       Delaware Diversified Income Fund
     of Net Assets                              October 31, 2002





                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
                                                        ---------  -------------
Agency Collateralized Mortgage Obligations -- 3.14%
   Fannie Mae Series 02-70 QD
     5.50% 6/25/26                    USD                  15,000  $   15,619
   Freddie Mac Series 2303 CW
     8.50% 11/15/24                                        23,379      24,419
   Freddie Mac Series T-11 A6
     6.50% 9/25/18                                         35,000      36,233
   Freddie Mac Series T-50 A3
     2.182% 9/27/07                                        10,000       9,891
   GNMA Series 02-61 BA
     4.648% 3/16/26                                        20,000      20,155
   GNMA Series 02-62 B
     4.763% 1/16/25                                        20,000      20,289
   GNMA Series 98-9 B
     6.85% 12/20/25                                        11,508      11,730
                                                                   ----------
Total Agency Collateralized
  Mortgage Obligations
  (cost $137,956)                                                     138,336
                                                                   ----------
Agency Mortgage-Backed Securities -- 21.36%
   Fannie Mae
     5.50% 11/1/32 TBA                                     35,000      35,361
     6.00% 4/1/17                                          41,803      43,605
     6.00% 6/1/17                                           9,692      10,110
     6.00% 11/1/32 TBA                                    210,000     215,841
     6.50% 10/1/16                                         52,531      55,174
     6.50% 11/1/32 TBA                                     50,000      51,813
     6.50% 10/1/32                                        163,812     169,852
     7.50% 2/1/30                                          19,168      20,289
     7.50% 6/1/31                                          13,743      14,542
     7.50% 10/1/31                                         14,599      15,447
   Freddie Mac 6.50% 5/1/32                               225,000     233,367
   GNMA
     6.50% 1/15/28                                         24,605      25,689
     7.50% 6/15/32                                         46,112      49,037
                                                                   ----------
Total Agency Mortgage-Backed Securities
  (cost $931,563)                                                     940,127
                                                                   ----------
Agency Obligations -- 3.06%
   Fannie Mae 4.75% 6/18/07                                15,000      15,645
   Freddie Mac
     5.125% 10/15/08                                       70,000      75,725
     5.875% 3/21/11                                        40,000      43,323
                                                                   ----------
Total Agency Obligations (cost $129,556)                              134,693
                                                                   ----------
Asset-Backed Securities -- 1.58%
   Sharp 02-HE2 N 9.50% 10/25/32                           10,000       9,965
   Citibank Credit Card Master Trust I
     Series 99-7 A 6.65% 11/15/06                          15,000      16,337
   DVI Receivables Series 01-1 A4
     5.808% 4/11/09                                        20,000      21,319
   MBNA Credit Card Master Note
     Series 01-A1 A1 5.75% 10/15/08                        20,000      21,875
                                                                   ----------
Total Asset-Backed Securities
  (cost $65,848)                                                       69,496
                                                                   ----------

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
                                                        ---------  -------------
Commercial Mortgage-Backed Securities -- 2.96%
   Chase Commercial Mortgage Securities
     Series 96-2 C 6.90% 11/19/28               USD        20,000  $   22,290
   Commercial Mortgage
     Series 00-C1 A1 7.206% 9/15/08                        21,968      24,423
   First Union National Bank Commercial
     Mortgage Series 02-C1 A2 6.141% 2/12/34                5,000       5,472
   First Union National Bank Commercial
     Mortgage Series 99-C4 A1
     7.184% 9/15/08                                        26,948      29,559
   JP Morgan Chase Commercial Mortgage
     Series 2002-C1 A3 5.376% 7/12/37                      20,000      20,769
   LB-UBS Commercial Mortgage Trust
     Series 01-C3 A2 6.365% 12/15/28                       25,000      27,560
                                                                   ----------
Total Commercial
  Mortgage-Backed Securities
  (cost $120,960)                                                     130,073
                                                                   ----------
Corporate Bonds -- 32.58%
Aerospace & Defense - 0.10%
  Sequa 9.00% 8/1/09                                        5,000       4,225
                                                                   ----------
                                                                        4,225
                                                                   ----------
Automobiles & Automotive Parts - 0.67%
   Asbury Automotive Group
     9.00% 6/15/12                                          5,000       4,275
   Collins & Aikman Products
     11.50% 4/15/06                                        10,000       8,325
   CSK Auto 12.00% 6/15/06                                  5,000       5,325
   Ford Motor 7.45% 7/16/31                                15,000      11,488
                                                                   ----------
                                                                       29,413
                                                                   ----------
Banking, Finance & Insurance - 4.63%
+++AON 144A 2.775% 1/15/03                                 20,000      19,898
   Bank of Hawaii 6.875% 6/1/03                             5,000       5,126
   BB&T 4.75% 10/1/12                                      10,000       9,897
   Citigroup 5.625% 8/27/12                                10,000      10,307
   Credit Suisse First Boston USA
     5.75% 4/15/07                                         10,000      10,397
+++Erac USA Finance 144A 7.35% 6/15/08                     10,000      10,908
   Finova Group 7.50% 11/15/09                              8,000       2,400
   Ford Motor Credit 6.875% 2/1/06                         10,000       9,226
   General Electric Capital
     4.25% 1/28/05                                         25,000      25,886
     6.875% 11/15/10                                       25,000      28,006
   GMAC
     6.125% 2/1/07                                          5,000       4,795
     6.875% 8/28/12                                         5,000       4,533
     7.00% 2/1/12                                           5,000       4,616
     8.00% 11/1/31                                          5,000       4,476
   Morgan Stanley Dean Witter
     6.60% 4/1/12                                          10,000      10,887

Statement                                       Delaware Diversified Income Fund
     of Net Assets (continued)



                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
                                                        ---------  -------------
Corporate Bonds (continued)
Banking, Finance & Insurance (continued)
   PNC Financial Group
     7.50% 11/1/09            USD                          10,000  $   11,360
   Popular North America
     6.125% 10/15/06                                        5,000       5,365
   Regions Financial
     6.375% 5/15/12                                        10,000      11,063
   Sovereign Bancorp
     10.50% 11/15/06                                        3,000       3,360
+++Zurich Capital Trust I 144A
     8.376% 6/1/37                                         13,000      11,552
                                                                   ----------
                                                                      204,058
                                                                   ----------
Building & Materials - 0.21%
+++Brand Services 144A 12.00% 10/15/12                      4,000       3,980
   Valspar 6.00% 5/1/07                                     5,000       5,330
                                                                   ----------
                                                                        9,310
                                                                   ----------
Cable, Media & Publishing - 3.33%
   ABC Family Worldwide 10.25% 11/1/07                      9,049       9,558
   AOL Time Warner
     5.625% 5/1/05                                          5,000       4,984
     7.70% 5/1/32                                           5,000       4,607
   Charter Communications
     10.75% 10/1/09                                        16,000       7,160
     13.50% 1/15/11                                        41,000      10,045
   CSC Holdings
     8.125% 7/15/09                                        13,000      10,855
     9.875% 2/15/13                                         2,000       1,550
+++Dex Media East 144A
     9.875% 11/15/09                                        5,000       5,175
     12.125% 11/15/12                                       6,000       6,210
   Echostar Broadband 10.375% 10/1/07                       4,000       4,140
  +Emmis Communications 12.50% 3/15/11                      3,000       2,378
   Insight Midwest 10.50% 11/1/10                          11,000       9,570
   Lodgenet Entertainment 10.25% 12/15/06                   7,000       6,475
   Mediacom Broadband 11.00% 7/15/13                       10,000       8,700
   Nextmedia Operating 10.75% 7/1/11                        2,000       1,993
+++PanAmSat 144A 8.50% 2/1/12                               8,000       7,240
   Scholastic 5.75% 1/15/07                                10,000      10,619
+++Sinclair Broadcast 144A 8.00% 3/15/12                    5,000       5,125
   USA Interactive 6.75% 11/15/05                          22,000      21,704
   Von Hoffman 10.25% 3/15/09                               4,000       3,740
   WRC Media/Weekly 12.75% 11/15/09                         5,000       4,575
                                                                   ----------
                                                                      146,403
                                                                   ----------
Chemicals - 0.93%
+++FMC 144A 10.25% 11/1/09                                  5,000       5,175
   IMC Global 6.55% 1/15/05                                 5,000       4,802
   Lyondell Chemical 10.875% 5/1/09                        10,000       8,525
   Macdermid 9.125% 7/15/11                                 5,000       5,300

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
                                                        ---------  -------------
Corporate Bonds (continued)
Chemicals (continued)
   Solutia 6.72% 10/15/37        USD                        7,000  $    5,075
+++Solutia 144A 11.25% 7/15/09                             15,000      12,225
                                                                   ----------
                                                                       41,102
                                                                   ----------
Computers & Technology - 0.17%
   Asat Finance LLC 12.50% 11/1/06                          3,900       2,360
   Chippac International 12.75% 8/1/09                      3,000       2,955
+++Seagate Technologies 144A
      8.00% 5/15/09                                         2,000       2,030
                                                                   ----------
                                                                        7,345
                                                                   ----------
Consumer Products - 1.12%
   American Greetings 11.75% 7/15/08                        8,000       8,620
+++Fortune Brands 144A 7.125% 11/1/04                      10,000      10,817
   Maytag 6.875% 12/1/06                                    5,000       5,530
   Remington Arms 9.50% 12/1/03                             5,000       4,900
   Salton 12.25% 4/15/08                                    5,000       4,575
   Service International 6.30% 3/15/03                      4,000       3,960
   Wyeth 6.70% 3/15/11                                     10,000      10,946
                                                                   ----------
                                                                       49,348
                                                                   ----------
Energy - 4.79%
   Anadarko Petroleum 5.00% 10/1/12                        10,000       9,964
+++Colonial Pipeline 144A 7.63% 4/15/32                     5,000       5,682
   Colorado Gas 10.00% 6/15/05                              3,000       3,020
   Denbury Resources 9.00% 3/1/08                           6,000       6,135
   El Paso Energy
     6.75% 5/15/09                                          5,000       3,305
     7.00% 5/15/11                                          5,000       3,306
   El Paso Partners 8.50% 6/1/11                            4,000       3,580
+++Hanover Equipment 144A
     8.50% 9/1/08                                           7,000       6,685
   Kerr-McGee 5.875% 9/15/06                               10,000      10,802
   Marathon Oil
     5.375% 6/1/07                                          5,000       5,268
     9.125% 1/15/13                                        20,000      25,088
+++Nabors 144A 4.875% 8/15/09                               5,000       5,115
   Nabors Industries 6.80% 4/15/04                          5,000       5,277
 ++Nabors Industries 144A
     5.375% 8/15/12                                        10,000      10,067
   Natural Fuel Gas 7.30% 2/18/03                           5,000       5,067
+++Northern Border Pipeline 144A 6.25% 5/1/07               5,000       5,256
   Occidental Petroleum 5.875% 1/15/07                      5,000       5,363
   Oneok 7.75% 8/15/06                                     10,000      11,026
   Tennessee Gas Pipeline 8.375% 6/15/32                   28,000      26,684
   Transcontinental Gas Pipeline
     6.125% 1/15/05                                         2,000       1,890
+++Transcontinental Gas Pipeline 144A
     8.875% 7/15/12                                         2,000       1,960
   Transocean 6.75% 4/15/05                                10,000      10,661

Statement                                       Delaware Diversified Income Fund
     of Net Assets (continued)



                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
                                                        ---------  -------------
Corporate Bonds (continued)
Energy (continued)
   Union Oil Company of California
     6.375% 2/1/04         USD                              5,000  $    5,215
   Valero Energy
     6.125% 4/15/07                                         5,000       4,999
     6.875% 4/15/12                                        10,000       9,659
   Vintage Petroleum 7.875% 5/15/11                         6,000       5,700
   Western Atlas 7.875% 6/15/04                             5,000       5,412
   Williams Companies 6.625% 11/15/04                       3,000       2,055
+++Williams Gas Pipeline 144A
     7.375% 11/15/06                                        7,000       6,755
                                                                   ----------
                                                                      210,996
                                                                   ----------
Environmental Services - 0.53%
   Allied Waste North America
     8.875% 4/1/08                                          9,000       8,955
+++IESI 144A 10.25% 6/15/12                                10,000       9,150
   Synagro Technologies 9.50% 4/1/09                        5,000       5,175
                                                                   ----------
                                                                       23,280
                                                                   ----------
Food, Beverage & Tobacco - 3.97%
   Agrilink Foods 11.875% 11/1/08                           5,000       5,200
   B&G Foods 9.625% 8/1/07                                 10,000      10,425
   Delhaize America
     8.125% 4/15/11                                        70,000      59,496
     9.00% 4/15/31                                          5,000       3,932
   DiGiorgio Series B 10.00% 6/15/07                        4,000       3,740
+++Fleming 144A 9.875% 5/1/12                               2,000       1,140
   Ingles Markets 8.875% 12/1/11                            8,000       7,200
   Kroger 8.15% 7/15/06                                     5,000       5,658
   National Wine & Spirits
     10.125% 1/15/09                                        6,000       5,850
   PepsiAmericas 3.875% 9/12/07                            30,000      30,127
   Perkins Family Restaurant
     10.125% 12/15/07                                      11,000       9,295
   Philip Morris 7.75% 1/15/27                              5,000       5,327
   UST 8.80% 3/15/05                                        5,000       5,603
+++UST 144A 6.625% 7/15/12                                  5,000       5,327
   Wendy's International
     6.20% 6/15/14                                          5,000       5,507
     6.25% 11/15/11                                        10,000      10,987
                                                                   ----------
                                                                      174,814
                                                                   ----------
Healthcare & Pharmaceuticals - 0.57%
   Concentra Operating 13.00% 8/15/09                       4,000       3,940
   Fresenius Medical Capital Trust II
     7.875% 2/1/08                                          5,000       4,063
   Hanger Orthopedic 10.375% 2/15/09                        3,000       3,225
   Healthsouth 6.875% 6/15/05                               9,000       7,515
   Nationwide Health 7.06% 12/5/06                          6,000       6,387
                                                                   ----------
                                                                       25,130
                                                                   ----------
Industrial Machinery - 0.27%
   Building Materials 7.75% 7/15/05                         2,000       1,550
   Fairchild Semiconductor 10.50% 2/1/09                    5,000       5,350
   Johnson Controls 5.00% 11/15/06                          5,000       5,189
                                                                   ----------
                                                                       12,089
                                                                   ----------
                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
                                                        ---------  -------------
Corporate Bonds (continued)
Leisure, Lodging & Entertainment - 1.54%
   Alliance Gaming 10.00% 8/1/07                  USD       5,000  $    5,238
   Argosy Gaming 10.75% 6/1/09                              3,000       3,315
   Extended Stay America 9.875% 6/15/11                     5,000       4,800
   Host Marriott 9.25% 10/1/07                              6,000       5,970
   John Q Hammons Hotels 8.875% 5/15/12                     1,000         968
   Mandalay Resorts 9.375% 2/15/10                         10,000      10,475
   Meristar Hospital 10.50% 6/15/09                        10,000       8,750
   Park Place Entertainment 9.375% 2/15/07                 12,000      12,629
   Penn National 11.125% 3/1/08                             5,000       5,406
   Premier Parks 9.75% 6/15/07                              2,000       1,860
   Regal Cinemas 9.375% 2/1/12                              5,000       5,250
   Wheeling Island Gaming 10.125% 12/15/09                  3,000       2,940
                                                                   ----------
                                                                       67.601
                                                                   ----------
Metals & Mining - 0.54%
   Jorgensen (Earle M.)
     9.75% 6/1/12                                           3,000       2,925
   Newmont Mining 8.625% 5/15/11                           10,000      11,670
+++Oregon Steel Mills 144A 10.00% 7/15/09                   9,000       9,045
                                                                   ----------
                                                                       23,640
                                                                   ----------
Packaging & Containers - 0.37%
   AEP Industries 9.875% 11/15/07                           7,000       6,615
   Graphic Packaging 8.625% 2/15/12                         2,000       2,085
   Portola Packaging 10.75% 10/1/05                         2,000       1,955
   Radnor Holdings 10.00% 12/1/03                           3,000       2,535
+++Silgan 144A 9.00% 6/1/09                                 3,000       3,135
                                                                   ----------
                                                                       16,325
                                                                   ----------
Paper & Forest Products - 0.44%
   Fort James 6.625% 9/15/04                               13,000      12,226
   Georgia-Pacific 9.50% 5/15/22                            9,000       7,126
                                                                   ----------
                                                                       19,352
                                                                   ----------
Real Estate - 0.55%
   Beazer Homes USA 8.625% 5/15/11                          3,000       3,075
   D.R. Horton 9.75% 9/15/10                                8,000       7,860
   Ryland Group 9.75% 9/1/10                                4,000       4,350
   Senior Housing Trust 8.625% 1/15/12                      5,000       4,925
   Tanger Properties 9.125% 2/15/08                         4,000       3,969
                                                                   ----------
                                                                       24,179
                                                                   ----------
Retail - 0.93%
   Fleming Companies 10.125% 4/1/08                         7,000       5,985
   J Crew Operating 10.375% 10/15/07                        7,000       5,110
   Lowe's 7.50% 12/15/05                                   10,000      11,268
   Office Depot 10.00% 7/15/08                              6,000       6,705
   Petco Animal Supplies 10.75% 11/1/11                     3,000       3,195
   Saks 7.25% 12/1/04                                       6,000       5,970
  +Sealy Mattress 10.875% 12/15/07                          3,000       2,715
                                                                   ----------
                                                                       40,948
                                                                   ----------

Statement                                       Delaware Diversified Income Fund
     of Net Assets (continued)



                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
                                                        ---------  -------------
Corporate Bonds (continued)
Telecommunications - 2.85%
   Alamosa Delaware PCS 12.50% 2/1/11     USD               5,000  $    1,475
   AT&T
     6.50% 11/15/06                                        10,000      10,010
     6.50% 3/15/29                                          5,000       4,315
   AT&T Wireless Services
     7.875% 3/1/11                                          5,000       4,358
     8.125% 5/1/12                                         13,000      11,331
   Citizens Communications 6.375% 8/15/04                  10,000      10,005
   Crown Castle International
     10.625% 11/15/07                                       4,000       3,140
     10.75% 8/1/11                                          9,000       6,975
+++Intelsat 144A 7.625% 4/15/12                             5,000       5,090
   Liberty Media 8.25% 2/1/30                               5,000       4,778
   Nextel Communications
     9.375% 11/15/09                                        3,000       2,588
     9.95% 2/15/08                                          3,000       2,558
     10.65% 9/15/07                                         3,000       2,738
  +Nextel Partners 14.00% 2/1/09                           12,000       7,260
+++Qwest 144A 8.875% 3/15/12                                8,000       7,320
   Qwest Capital Funding 7.25% 2/15/11                      6,000       3,360
   Sprint Capital 6.875% 11/15/28                           5,000       3,323
  +Telecorp PCS 11.625% 4/15/09                             4,000       3,340
   Time Warner Telecommunications
     9.75% 7/15/08                                          8,000       3,720
   US West Communications 7.20% 11/1/04                     3,000       2,820
+++Verizon Wireless Capital 144A
     5.375% 12/15/06                                       25,000      24,711
                                                                   ----------
                                                                      125,215
                                                                   ----------
Transportation & Shipping - 0.85%
   American Airlines 6.817% 5/23/11                        10,000       7,923
   Continental Airlines 7.033% 6/15/11                     19,697      11,931
   Delta Air Lines 7.299% 9/18/06                          10,000       6,812
   HORNBECK-LEEVAC Marine Services
     10.625% 8/1/08                                         5,000       5,150
   Kansas City Southern Railway
     9.50% 10/1/08                                          5,000       5,525
                                                                   ----------
                                                                       37,341
                                                                   ----------
Utilities - 3.22%
   Avista
     7.75% 1/1/07                                          10,000      10,032
     9.75% 6/1/08                                          11,000       9,828
   Calpine 10.50% 5/15/06                                  12,000       4,200
   Consumers Energy
     6.00% 3/15/05                                          5,000       4,801
     6.20% 5/1/08                                           4,000       3,945
   Detroit Edison 5.05% 10/1/05                             5,000       5,255
   Florida Power 8.00% 12/1/22                             10,000      10,407
   Midland Funding II 11.75% 7/23/05                        8,000       7,924
   Mirant Americas Generation
     7.625% 5/1/06                                          3,000       1,425

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
                                                        ---------  -------------
Corporate Bonds (continued)
Utilities (continued)
+++Nevada Power 144A 10.875% 10/15/09      USD              4,000  $    3,820
+++Northern States Power - Minnesota
     144A 8.00% 8/28/12                                    20,000      21,274
   Orion Power Holdings 12.00% 5/1/10                       5,000       3,525
***PG&E National Energy 10.375% 5/16/11                    15,000       3,225
+++Public Service Company of Colorado
     144A 7.875% 10/1/12                                   26,000      26,968
   Sempra Energy 6.80% 7/1/04                               5,000       5,069
   Southern Company Capital
     5.30% 2/1/07                                          10,000      10,588
   Texas Utilities 7.875% 3/1/23                            5,000       5,105
   XCEL Energy 7.00% 12/1/10                                5,000       4,225
                                                                   ----------
                                                                      141,616
                                                                   ----------
Total Corporate Bonds (cost $1,453,175)                             1,433,730
                                                                   ----------
Foreign Bonds -- 19.17%
Australia - 1.54%
   Apache Financial Property
     7.00% 3/15/09                         USD              5,000       5,714
   New South Wales Treasury
     8.00% 3/1/08                          AUD            100,000      61,844
                                                                   ----------
                                                                       67,558
                                                                   ----------
Austria - 2.07%
   Oesterreich Kontrollbank
     1.80% 3/22/10                         JPY          2,000,000      17,890
   Republic of Austria
     5.25% 9/28/17                         EUR             70,000      72,989
                                                                   ----------
                                                                       90,879
                                                                   ----------
Bahamas - 0.12%
   Teekay Shipping
     8.875% 7/15/11                        USD              5,000       5,125
                                                                   ----------
                                                                        5,125
                                                                   ----------
Belgium - 1.41%
   Kingdom of Belgium
     5.50% 9/28/17                         EUR             60,000      62,122
                                                                   ----------
                                                                       62,122
                                                                   ----------
Brazil - 0.05%
   Federal Republic of Brazil
     3.125% 4/15/12                        USD              5,000       2,405
                                                                   ----------
                                                                        2,405
                                                                   ----------
Canada - 2.33%
   Ainsworth Lumber
     12.50% 7/15/07                        USD              8,000       8,240
   Burlington Resources Finance
     5.70% 3/1/07                                           5,000       5,384
   Calpine Canada
     8.50% 5/1/08                                          11,000       3,630
+++CP Ships 144A
     10.375% 7/15/12                                        7,000       7,245

Statement                                       Delaware Diversified Income Fund
     of Net Assets (continued)



                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
                                                        ---------  -------------
Foreign Bonds (continued)
Canada (continued)
   Fairfax Financial Holdings
     7.75% 12/15/03                   USD                   7,000  $    6,321
   Falconbridge
     7.35% 6/5/12                                          10,000      10,331
   Great Lakes Power
     9.00% 8/1/04                                           5,000       5,317
+++Intrawest 144A
     10.50% 2/1/10                                          6,000       6,060
   Nexen
     7.875% 3/15/32                                        10,000      10,113
   Pacifica Papers
     10.00% 3/15/09                                         7,000       7,210
   Rogers Cablesystems
     10.00% 3/15/05                                         6,000       5,970
   Tembec Industries
     8.50% 2/1/11                                          15,000      15,338
   Telus
     7.50% 6/1/07                                           1,000         830
   Thomson
     5.75% 2/1/08                                          10,000      10,701
                                                                   ----------
                                                                      102,690
                                                                   ----------
Chile - 0.24%
   Banco Santander
     Chile 6.50% 11/1/05              USD                  10,000      10,677
                                                                   ----------
                                                                       10,677
                                                                   ----------
Finland - 1.41%
   Finnish Government
     5.00% 4/25/09                    EUR                  60,000      62,207
                                                                   ----------
                                                                       62,207
                                                                   ----------
France - 1.58%
   France Government O.A.T.
     5.50% 4/25/10                    EUR                  60,000      63,655
   France Telecom
     8.50% 3/1/31                     USD                   5,000       5,664
                                                                   ----------
                                                                       69,319
                                                                   ----------
Germany - 2.27%
   Deutschland Republic
     6.00% 1/4/07                     EUR                  35,000      37,634
   Kredit Fuer Wiederaufbau
     5.25% 7/4/12                                          60,000      62,126
                                                                   ----------
                                                                       99,760
                                                                   ----------
Ireland - 0.25%
+++MDP Acquisitions 144A
     9.625% 10/1/12                   USD                   6,000       6,180
   Smurfit Capital
     7.50% 11/20/25                                         6,000       4,969
                                                                   ----------
                                                                       11,149
                                                                   ----------

                                                        Principal     Market
                                                         Amount*   Value (U.S.$)
                                                        ---------  -------------
Foreign Bonds (continued)
Italy - 2.18%
   Republic of Italy
     3.75% 6/8/05                    JPY                6,000,000   $  53,707
     5.125% 7/29/03                                     5,000,000      42,336
                                                                   ----------
                                                                       96,043
                                                                   ----------
Luxembourg - 0.06%
   Tyco International
     6.375% 10/15/11                 USD                    3,000       2,555
                                                                   ----------
                                                                        2,555
                                                                   ----------
New Zealand - 1.64%
   New Zealand Government
     6.00% 11/15/11                  NZD                  120,000      57,248
     8.00% 4/15/04                                         30,000      15,055
                                                                   ----------
                                                                       72,303
                                                                   ----------
Norway - 0.48%
   Norsk Hydro
     6.70% 1/15/18                   USD                   15,000      15,767
+++Norske Skogindustrier 144A
     7.625% 10/15/11                                        5,000       5,334
                                                                   ----------
                                                                       21,101
                                                                   ----------
Singapore - 0.12%
+++Singapore
   Telecommunications
     144A 6.375% 12/1/11             USD                    5,000       5,305
                                                                   ----------
                                                                        5,305
                                                                   ----------
Sweden - 0.75%
   Swedish Government
     5.00% 1/28/09                                        300,000      33,089
                                                                   ----------
                                                                       33,089
                                                                   ----------
   United Kingdom - 0.67%
+++Barclays Bank PLC 144A
      6.86% 6/15/32                  USD                   25,000      24,245
   XL Capital 6.50% 1/15/12                                 5,000       5,099
                                                                   ----------
                                                                       29,344
                                                                   ----------
Total Foreign Bonds (cost $787,360)                                   843,631
                                                                   ----------
   U.S. Treasury Obligations -- 12.08%
   U.S. Treasury Bond 5.375% 2/15/31                       10,000      10,558
   U.S. Treasury Inflation Index Notes
     3.00% 7/15/12                                         15,048      15,826
     3.375% 4/15/32                                        10,146      11,012
     3.625% 1/15/08                                        50,165      54,382
 ++U.S. Treasury Notes 2.25% 7/31/04                       30,000      30,338
   U.S. Treasury Notes
     2.125% 8/31/04                                         5,000       5,045
     3.25% 8/15/07                                        390,000     399,096
     4.375% 8/15/12                                         5,000       5,192
                                                                   ----------
Total U.S. Treasury Obligations (cost $531,050)                       531,449
                                                                   ----------

Statement                                       Delaware Diversified Income Fund
     of Net Assets (continued)



                                                        Number of     Market
                                                          Units    Value (U.S.$)
                                                        ---------  -------------

Preferred Stock -- 0.59%
+++Centaur Funding 144A 9.08%                                  30  $   26,155
                                                                   ----------
Total Preferred Stock (cost $32,716)                                   26,155
                                                                   ----------


                                                        Principal
                                                         Amount*
                                                        ---------
Repurchase Agreements -- 18.99%
   With BNP Paribas 1.86%
     11/1/02 (dated 10/31/02,
     collateralized by $320,600
     U.S. Treasury Bills due
     4/24/03, market value $318,520)          USD         312,200     312,200
   With J. P. Morgan Securities 1.86%
     11/1/02 (dated 10/31/02,
     collateralized by $217,500
     U.S. Treasury Bills due
     5/1/03, market value $216,003)                       211,700     211,700
   With UBS Warburg 1.86%
     11/1/02(dated 10/31/02,
     collateralized by $304,300
     U.S. Treasury Notes 5.75% due
     8/15/03, market value $318,419)                      312,100     312,100
                                                                   ----------
Total Repurchase Agreements
  (cost $836,000)                                                     836,000
                                                                   ----------

Total Market Value of Securities - 115.51%
  (cost $5,026,184)                                                 5,083,690
Liabilities Net of Receivables
  and Other Assets**** - (15.51%)                                    (682,565)
                                                                   ----------
Net Assets Applicable to 491,446
  Shares Outstanding - 100.00%                                     $4,401,125
                                                                   ==========

Net Asset Value -- Delaware Diversified Income Fund
  Class A ($4,391,059 / 490,322 Shares)                          $8.96
                                                                 -----
Net Asset Value-- Delaware Diversified Income Fund
  Class B ($8.96 / 1 Share)                                      $8.96
                                                                 -----
Net Asset Value-- Delaware Diversified Income Fund
  Class C ($10,048 / 1,122 Shares)                               $8.96
                                                                 -----
Net Asset Value -- Delaware Diversified Income Fund
  Institutional Class ($8.96 / 1 Share)                          $8.96
                                                                 -----


Components of Net Assets at October 31, 2002:
   Shares of beneficial interest
     (unlimited authorization-- no par)                     $3,704,370
   Undistributed net investment income**                       513,650
   Accumulated net realized gain on investments                126,633
   Net unrealized appreciation of investments
     and foreign currencies                                     56,472
                                                            ----------
   Total net assets                                         $4,401,125
                                                            ==========

   * Principal amount is stated in the currency in which each bond is denominated.

      AUD -- Australian Dollar
      EUR -- European Monetary Unit
      JPY -- Japanese Yen
      NZD -- New Zealand Dollar
      SEK -- Swedish Krona
      USD -- U.S. Dollar

  ** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

 ***  Non-income producing security. Security is currently in default.

**** Of this amount, $815,181 represents payable for securities purchased at October 31, 2002.

  +   Zero coupon bond. The interest rate shown is the step-up rate.
 ++   Fully or partially pledged as collateral for financial futures contracts.
+++ Securities exempt from registration under Rule 144A of the Securities Act of 1933. See Note 11 in "Notes to Financial Statements."

Summary of Abbreviations:
GNMA -- Government National Mortgage Association
PIK -- Pay-in-kind
TBA -- To be announced

Net Asset Value and Offering Price per Share -
  Delaware Diversified Income Fund
Net asset value Class A (A)                                    $8.96
Sales charge (4.75% of offering price, or 5.00%
  of amount invested per share) (B)                             0.45
                                                               -----
Offering price                                                 $9.41
                                                               =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)   See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statement                                      Delaware Diversified Income Fund*
     of Operations                             Year Ended October 31, 2002




Investment Income:
   Dividends                                                                                 $   4,403
   Interest                                                                                    492,739
                                                                                             ---------
                                                                                               497,142
                                                                                             ---------
Expenses:
   Management fees                                                                              37,901
   Reports and statements to shareholders                                                       16,426
   Custodian fees                                                                                7,698
   Professional fees                                                                             5,905
   Accounting and administration expenses                                                        3,828
   Dividend disbursing and transfer agent fees and expenses                                      1,468
   Registration fees                                                                               645
   Trustees' fees                                                                                  455
   Distribution expenses -- Class A                                                                144
   Other                                                                                         1,948
                                                                                             ---------
   Less expenses absorbed or waived                                                             76,418
   Less expenses paid indirectly                                                               (25,302)
   Total expenses                                                                                 (376)
                                                                                             ---------
                                                                                                50,740
                                                                                             ---------
Net Investment Income                                                                          446,402
                                                                                             ---------

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
   Net realized gain (loss) on:
     Investments                                                                               216,977
     Futures contracts                                                                           4,607
     Options written                                                                           (32,593)
     Foreign currencies                                                                        102,674
                                                                                             ---------
   Net realized gain                                                                           291,665
   Net change in unrealized appreciation/depreciation
     of investments and foreign currencies                                                    (159,917)
                                                                                             ---------
Net Realized and Unrealized Gain on Investments and Foreign Currencies                         131,748
                                                                                             ---------

Net Increase in Net Assets Resulting from Operations                                         $ 578,150
                                                                                             =========

* Reflects operating history of predecessor mutual fund (see note #6).

See accompanying notes

Statements                                     Delaware Diversified Income Fund*
     of Changes in Net Assets



                                                                                   Year Ended
                                                                         10/31/02*            10/31/01*
                                                                         ------------------------------
Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                 $   446,402        $   500,294
   Net realized gain on investments and foreign currencies                   291,665            341,707
   Net change in unrealized appreciation/depreciation of investments
     and foreign currencies                                                 (159,917)           286,387
                                                                         -----------        -----------
   Net increase in net assets resulting from operations                      578,150          1,128,388
                                                                         -----------        -----------

Dividends and Distributions to Shareholders from:
   Net investment income:
 **Pooled Trust Class                                                       (436,646)          (322,577)

   Net realized gain on investments:
 **Pooled Trust Class                                                       (408,269)           (22,339)
                                                                         -----------        -----------
                                                                            (844,915)          (344,916)
                                                                         -----------        -----------
Capital Share Transactions:
   Proceeds from shares sold:
     Class B                                                                       9                 --
     Class C                                                                  10,009                 --
     Institutional Class                                                           9                 --
   **Pooled Trust Class                                                    8,145,123                  1

   Net asset value of shares issued upon reinvestment of dividends and distributions:
   **Pooled Trust Class                                                      844,915            344,916
                                                                         -----------        -----------
                                                                           9,000,065            344,917
                                                                         -----------        -----------
   Cost of shares repurchased:
   **Pooled Trust Class                                                  (13,004,143)          (180,000)
                                                                         -----------        -----------
                                                                         (13,004,143)          (180,000)
                                                                         -----------        -----------
Increase (decrease) in net assets derived from capital
  share transactions                                                      (4,004,078)           164,917
                                                                         -----------        -----------
Net Increase (Decrease) in Net Assets                                     (4,270,843)           948,389

Net Assets:
   Beginning of year                                                       8,671,968          7,723,579
                                                                         -----------        -----------
   End of year                                                           $ 4,401,125        $ 8,671,968
                                                                         ===========        ===========

 * Reflects operating history of predecessor mutual fund (see note #6).

** Effective October 28, 2002, the Pooled Trust Class shares were exchanged for
   Class A shares (see note #6).

See accompanying notes

Financial
     Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware Diversified Income Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     12/29/97(1)
                                                                                         Year Ended                      to
                                                                  10/31/02(4)*  10/31/01*    10/31/00*  10/31/99*     10/31/98*
Net asset value, beginning of period                                 $9.440      $8.600       $8.550    $  9.110       $8.500
Income (loss) from investment operations:
Net investment income(2)                                              0.444       0.541        0.528       0.560        0.533
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                             (0.001)      0.685        0.077      (0.130)       0.077
                                                                     ------      ------       ------      ------       ------
Total from investment operations                                      0.443       1.226        0.605       0.430        0.610
                                                                     ------      ------       ------      ------       ------

Less dividends and distributions from:
Net investment income                                                (0.477)     (0.361)      (0.555)     (0.650)          --
Net realized gain on investments                                     (0.446)     (0.025)          --      (0.340)          --
                                                                     ------      ------       ------      ------       ------
Total dividends and distributions                                    (0.923)     (0.386)      (0.555)     (0.990)          --
                                                                     ------      ------       ------      ------       ------

Net asset value, end of period                                       $8.960      $9.440       $8.600      $8.550       $9.110
                                                                     ======      ======       ======      ======       ======

Total return(3)                                                       5.39%      14.78%        7.59%       4.98%        7.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $4,391      $8,672       $7,724      $3,377       $3,216
Ratio of expenses to average net assets                               0.58%       0.55%        0.54%       0.57%        0.57%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly            1.11%       0.62%        0.61%       0.84%        1.74%
Ratio of net investment income to average net assets                  5.09%       6.05%        6.35%       6.56%        7.12%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly            4.56%       5.98%        6.28%       6.29%        5.95%
Portfolio turnover                                                     545%        252%         143%        216%         312%

(1)   Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2)   The average shares outstanding method has been applied for per share information.

(3)   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4)   As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
      Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.044, an increase in net realized and unrealized gain (loss) per share of $0.044, and a decrease in the ratio of net investment income to average net assets of
      0.51%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

*     Effective October 28, 2002, Delaware Pooled Trust - The Delaware Diversified Core Fixed Income Portfolio ("Pooled Trust
      Portfolio") was merged into Delaware Adviser Funds - Delaware Diversified Income Fund. These financial highlights for the periods prior to October 28, 2002, reflect the operating history of the Pooled Trust Portfolio. Performance prior to October
      28, 2002 does not reflect the impact of distribution and service (12b-1) fees and the higher management and transfer agency fees currently borne by holders of Class A shares.

See accompanying notes

Financial
     Highlights (continued)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware Diversified Income Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             10/28/02(1)
                                                                                                 to
                                                                                              10/31/02
Net asset value, beginning of period                                                           $8.860

Income from investment operations:
Net investment income(2)                                                                        0.005
Net realized and unrealized gain on investments
  and foreign currencies                                                                        0.095
                                                                                               ------
Total from investment operations                                                                0.100
                                                                                               ------

Net asset value, end of period                                                                 $8.960
                                                                                               ======

Total return(3)                                                                                 1.13%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                        $   10
Ratio of expenses to average net assets                                                         1.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                                        (4)
Ratio of net investment income to average net assets                                            4.01%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                                        (4)
Portfolio turnover                                                                               545%

(1)   Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2)   The average shares outstanding method has been applied for per share information.

(3)   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect. Because Class C shares commenced operations only four days prior to the Fund's fiscal year end, the total return noted
      in the table above is not necessary representative of the performance of the Class C shares over a longer period of time.

(4)   The ratios of expenses and net investment income to average net assets prior to expense limitation and expenses paid indirectly have been omitted as management believes that such ratios for this relatively short period are not meaningful.

      As of October 31, 2002, the Delaware Diversified Income Fund Class B and Institutional Class had one share outstanding, representing the initial seed purchase. Shareholder data for these classes are not disclosed because management does not believe it to be meaningful.

See accompanying notes

Notes                                          Delaware Diversified Income Fund
  to Financial Statements                      October 31, 2002


Delaware Group Adviser Funds (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Diversified Income Fund and Delaware U.S. Growth Fund. These financial statements and related notes pertain to the Delaware Diversified Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended. The Fund offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of October 31, 2002, only Class A and Class C have commenced operations. As of October 31, 2002, the Delaware Diversified Income Fund Class B and Institutional Class had one share outstanding, representing the initial seed purchase.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk.

The financial statements and financial highlights presented for periods prior to October 28, 2002 reflect the operating results of the Delaware Pooled Trust - Diversified Core Fixed Income Portfolio ("The Core Portfolio"), which was merged into the Fund effective October 28, 2002. See Note 6 for further discussion.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. If on a particular day a security does not trade, then the mean between the bid and asked prices will be used. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income
(loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principles -- As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") that requires amortization of all discount or premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premium or market discount, which conformed to the Fund's policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total assets of the Fund, but resulted in a $9,980 reduction in cost of securities and a corresponding $9,980 increase in net unrealized appreciation (depreciation), based on securities held by the Fund on November 1, 2001.

In addition, effective November 1, 2001, the Fund adopted the provisions of the Guide that require gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Prior to November 1, 2001, such gains (losses) were included in realized gain (loss) on investments.

The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income of $44,768, a decrease in net unrealized appreciation (depreciation) of $5,260, and an increase in net realized gains (losses) of $50,028. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in accounting.

Notes                                           Delaware Diversified Income Fund
  to Financial Statements (continued)

1. Significant Accounting Policies (continued)
Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $212 for the year ended October 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended October 31, 2002 were approximately $164. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
Effective October 28, 2002, in accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on average daily net assets in excess $2.5 billion. DMC has entered into a sub-advisory agreement with Delaware International Advisors Ltd. (DIAL), an affiliate of DMC, related to the foreign securities portion of the Fund. For the services provided, DMC pays DIAL sub-advisory fees equal to that portion of the management fee paid to DMC that is attributable to the foreign assets in the Fund's investment portfolio. The Fund does not pay any fees directly to DIAL.

Effective October 28, 2002, DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through December 31, 2003.

Prior to October 28, 2002, DMC served as the investment manager for The Core Portfolio and received an annual fee calculated daily at the rate of 0.43% of average daily net assets and had elected voluntarily to limit the operating expenses for The Core Portfolio in order to prevent those expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.57% of average daily net assets.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC and DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has contracted to waive a portion of that 12b-1 fee through December 31, 2002 in order to prevent total 12b-1 plan expenses from exceeding 0.25% of average daily net assets. No distribution expenses are paid by Institutional Class shares.

At October 31, 2002, the Fund had receivables from or liabilities payable to affiliates as follows:

Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC          $   (614)

Other expenses payable to DMC and affiliates               (6,712)

Receivable from DMC under expense limitation agreement     19,134

Certain officers of DMC, DSC, DDLP and DIAL are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund. the Fund.

3. Investments
For the year ended October 31, 2002, the Fund made purchases of $34,189,996 and sales of $38,299,657 of investment securities other than U.S. government securities and short-term investments.

At October 31, 2002, the cost of investments for federal income tax purposes was $5,061,033. At October 31, 2002, the net unrealized appreciation was $22,657 of which $124,323 related to unrealized appreciation of investments and $101,666 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principals generally accepted in the United States. The tax character of dividends and distributions paid during the years ended October 31, 2002 and 2001 was as follows:

                                        Year Ended
                                   10/31/02    10/31/01
                                   --------    --------
Ordinary income                    $683,804    $322,577
Long-term capital gain              161,111      22,339
                                   --------    --------
Total                              $844,915    $344,916
                                   ========    ========

Notes                                           Delaware Diversified Income Fund
  to Financial Statements (continued)

4. Dividend and Distribution Information (continued)
As of October 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                          $3,704,370
Undistributed ordinary income                             590,125
Undistributed long-term capital gain                       83,638
Unrealized appreciation
     of investments and foreign currencies                 22,992
                                                      -----------
Net assets                                            $ 4,401,125
                                                      ===========
5. Capital Shares
Transactions in capital shares were as follows:

                                                               Year Ended
                                                          10/31/02    10/31/01

Shares sold:
  Class B                                                         1          --
  Class C                                                     1,122          --
  Institutional Class                                             1          --
 *Pooled Trust Class                                        926,443          --

Shares issued upon reinvestment of
  dividends and distributions:
 *Pooled Trust Class                                        101,066      40,818
                                                         ----------     -------
                                                          1,028,633      40,818
                                                         ----------     -------
Shares repurchased:
 *Pooled Trust Class                                     (1,455,930)    (19,907)
                                                         ----------     -------
                                                         (1,455,930)    (19,907)
                                                         ----------     -------
Shares issued (redeemed) from merger:
  Class A                                                   490,322          --
 *Pooled Trust Class                                       (490,322)         --
                                                         ----------     -------
Net increase (decrease)                                    (427,297)     20,911
                                                         ==========     =======

*Effective October 28, 2002, the Pooled Trust Class shares were exchanged for
 Class A shares. (See note #6)

6. Fund Merger
Effective October 28, 2002, the Fund acquired all of the assets and assumed all of the liabilities of The Core Portfolio pursuant to an Agreement and Plan of Reorganization (the "Reorganization") dated October 22, 2002 and approved by The Core Portfolio's shareholders (The "Pooled Trust" Class) on October 22, 2002. The shareholders of The Core Portfolio received Class A shares of the Fund equal in number and aggregate net asset value of their shares in The Core Portfolio prior to the Reorganization.

The Reorganization was treated as a non-taxable event and accordingly the Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets and net unrealized appreciation of The Core Portfolio as of October 28, 2002 were $4,342,167 and $10,075, respectively.

The Core Portfolio's investment objectives, policies and limitations were identical to those of the Fund, which had no operations prior to October 28, 2002. For financial reporting purposes, the Core Portfolio's operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund.

7. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of October 31, 2002, or at any time during the year.

8. Foreign Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at October 31, 2002.

9. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the

Notes                                           Delaware Diversified Income Fund
  to Financial Statements (continued)

9. Futures Contracts (continued)
Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at October 31, 2002 were as follows:

   Contracts to            Notional        Expiration    Unrealized
       Buy                   Cost             Date         Gain
  ---------------          --------        ----------    ----------
  1 U.S. Treasury
    5 year notes           $113,541           12/02        $177

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

10. Options Written
During the year ended October 31, 2002, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in price of the security underlying the written option.

Transactions in options written during the year ended October 31, 2002 for the fund were as follows:

                                    Number of
                                    Contracts           Premiums
                                    ---------           --------
Options outstanding
   at October 31, 2001                 --               $    --
Options written                        14                10,906
Options terminated in closing
   purchase transaction                --                    --
                                     ------             -------
Options outstanding
   at October 31, 2002                 14               $10,906
                                     ======             =======

At October 31, 2002, the Fund had the following options written outstanding:

                                          Notional                                              Net
                            Number of      Amount       Exercise        Expiration         Appreciation/
           Description      Contracts    Of Futures      Price             Date            (Depreciation)
           -----------      ---------    ----------     --------        ----------         --------------
Call Options Written
      U.S. Treasury 10
         year future           4          $400,000       $113            11/23/02            $(2,417)
      U.S. Treasury 10
         year future           1           100,000        116            11/23/02                396
      U.S. Treasury 10
          year future          4           400,000        115            11/23/02             (1,165)

Put Options Written
      U.S. Treasury 10
         year future           4           400,000        110            11/23/02              1,444
      U.S. Treasury 10
         year future           1           100,000        112            11/23/02                193
                                                                                             -------
                                                                                             $(1,549)
                                                                                             =======

Writing options contracts involves elements of market risk and risks in excess of amounts recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such options, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

11. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 60% of net assets in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Notes                                           Delaware Diversified Income Fund
  to Financial Statements (continued)

11. Credit and Market Risks (continued)
The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

12. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2002, the Fund designates distributions paid during the year as follows:

     (A)                   (B)
 Long-Term               Ordinary
Capital Gains            Income               Total               (C)
Distributions          Distributions      Distributions       Qualifying
 (Tax Basis)            (Tax Basis)        (Tax Basis)        Dividends(1)
-------------          -------------      --------------      ------------
   19%                      81%               100%                --

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Adviser Funds  - Delaware Diversified
Income Fund

We have audited the accompanying statement of net assets of Delaware Diversified Income Fund (the "Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Diversified Income Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 6, 2002

Board of Trustees/Officers
  Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1)     Chairman             2 Years            Since January 1, 2000,         89(5)           None
   2005 Market Street         and Trustee                             Mr. Haldeman has served in
    Philadelphia, PA                                                various capacities at different
         19103                                                      times at Delaware Investments(2)

    October 29, 1948                                                   President/Chief Operating
                                                                           Officer/Director -
                                                                        United Asset Management
                                                                     (January 1998 - January 2000)

                                                                          Partner/Director -
                                                                        Cooke and Bieler, Inc.
                                                                       (Investment Management)
                                                                      (June 1974 - January 1998)

   David K. Downes(3)           President,           9 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      3 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                         at Delaware Investments
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              14 Years              Board Chairman -           107             None
 460 North Gulph Road                                                  Citadel Constructors, Inc.
 King of Prussia, PA                                                        (1989 - Present)
        19406

   October 1, 1927

   John H. Durham                Trustee             23 Years(4)           Private Investor            107            Trustee -
    P.O. Box 819                                                                                                 Abington Memorial
 Gwynedd Valley, PA                                                                                             Hospital Foundation
       19437

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              1 Year                   President -             89(5)          Director -
  P.O. Box 3003                                                        Franklin & Marshall College               Sovereign Bancorp
  Lancaster, PA                                                          (June 2002 - Present)
     17604
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

  Anthony D. Knerr               Trustee              12 Years        Founder/Managing Director -      107             None
  500 Fifth Avenue                                                    Anthony Knerr & Associates
    New York, NY                                                        (Strategic Consulting)
       10110                                                               (1990 - Present)

   December 7, 1938

   Ann R. Leven                  Trustee              13 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 785 Park Avenue                                                         National Gallery of Art                 Recoton Corporation
   New York, NY                                                              (1994 - 1999)
     10021                                                                                                            Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

   Thomas F. Madison             Trustee              8 Years                President/Chief           107       Director - Valmont
200 South Fifth Street                                                     Executive Officer -                    Industries, Inc.
   Suite 2100                                                               MLM Partners, Inc.
   Minneapolis, MN                                                      (Small Business Investing                  Director - ACI
       55402                                                                 and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              3 Years           Vice President Treasurer -     107             None
  Building 220-13W-37                                                         3M Corporation
    St. Paul, MN                                                          (July 1995 - Present)
       55144
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   William E. Dodge            Executive Vice         2 Years          Executive Vice President and    107             None
  2005 Market Street           President and                            Chief Investment Officer -
   Philadelphia, PA           Chief Investment                              Equity of Delaware
       19103                  Officer - Equity                       Investment Advisers, a series of
                                                                            Delaware Management
   June 29, 1949                                                              Business Trust
                                                                          (April 1999 - Present)

                                                                            President, Director
                                                                             of Marketing and
                                                                         Senior Portfolio Manager -
                                                                         Marvin & Palmer Associates
                                                                          (Investment Management)
                                                                        (August 1996 - April 1999)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Jude T. Driscoll(6)        Executive Vice          1 Year        Executive Vice President and       107             None
   2005 Market Street         President and                            Head of Fixed-Income of
    Philadelphia, PA             Head of                            Delaware Investment Advisers,
       19103                  Fixed-Income                             a series of Delaware
                                                                      Management Business Trust
   March 10, 1963                                                      (August 2000 - Present)

                                                                      Senior Vice President and
                                                                  Director of Fixed-Income Process -
                                                                      Conseco Capital Management
                                                                      (June 1998 - August 2000)

                                                                         Managing Director -
                                                                    NationsBanc Capital Markets
                                                                    (February 1996 - June 1998)

   Richard J. Flannery     Executive Vice President,  4 Years       Mr. Flannery has served in         107             None
   2005 Market Street        General Counsel and                   various executive capacities
    Philadelphia, PA     Chief Administrative Officer                 at different times at
       19103                                                          Delaware Investments.

   September 30, 1957

   Richelle S. Maestro      Senior Vice President,    3 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    6 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his position with the Fund and Delaware Investments.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(5) Mr. Haldeman and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(6) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware Investments
  Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Balanced Allocation Portfolio
   Delaware Growth Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Diversified Income Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Diversified Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                       Affiliated Officers                     Contact Information
Walter P. Babich                        Jude T. Driscoll                        Investment Manager
Board Chairman                          Executive Vice President and            Delaware Management Company
Citadel Constructors, Inc.              Head of Fixed Income                    Philadelphia, PA
King of Prussia, PA                     Delaware Investments Family of Funds
                                        Philadelphia, PA                        International Affiliate
David K. Downes                                                                 Delaware International Advisers Ltd.
President and Chief Executive Officer   Richard J. Flannery                     London, England
Delaware Investments Family of Funds    President and Chief Executive Officer
Philadelphia, PA                        Delaware Distributors, L.P.             National Distributor
                                        Philadelphia, PA                        Delaware Distributors, L.P.
John H. Durham                                                                  Philadelphia, PA
Private Investor                        Richelle S. Maestro
Gwynedd Valley, PA                      Senior Vice President,                  Shareholder Servicing, Dividend
                                        Deputy General Counsel and Secretary    Disbursing and Transfer Agent
John A. Fry                             Delaware Investments Family of Funds    Delaware Service Company, Inc.
President                               Philadelphia, PA                        2005 Market Street
Franklin & Marshall College                                                     Philadelphia, PA 19103-7094
Lancaster, PA                           Michael P. Bishof
                                        Senior Vice President and Treasurer     For Shareholders
Anthony D. Knerr                        Delaware Investments Family of Funds    800 523-1918
Consultant                              Philadelphia, PA
Anthony Knerr & Associates                                                      For Securities Dealers and Financial
New York, NY                                                                    Institutions Representatives Only
                                                                                800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                           Web site
National Gallery of Art                                                         www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(6975)                                                        Printed in the USA
AR-189 [10/02] IVES 12/02                                                  J8819